Other Operating Expenses	12 Months Ended
Dec. 31, 2021
Other Operating Expense
Other Operating Expense

Note 5 Other Operating Expenses

	Year Ended December 31,
	2021	2020	2019
Exchange rate differences	1,807	—	4,464
Net loss on disposal of equipment	67	—	61
Change in value of the contingent consideration at fair value	4,470	—	—
Total	6,344	—	4,525